Exhibit 99.1

Contacts:	Debbie O’Brien	Stephanie Wakefield
	Corporate Communications	Investor Relations
	+ 1 650 385 5735	+1 650 385 5261
	dobrien@informatica.com	swakefield@informatica.com
INFORMATICA REPORTS RECORD FIRST QUARTER REVENUES OF $168 MILLION
Achieves 30 Percent License Revenue Growth
•	Record first quarter total revenues of $168.0 million, up 24 percent year-over-year

•	Record first quarter license revenues of $71.5 million, up 30 percent year-over-year

•	Record first quarter GAAP earnings per diluted share of $0.20 and record first quarter non-GAAP earnings per diluted share of $0.28
REDWOOD CITY, Calif., April 21, 2011 — Informatica Corporation (NASDAQ: INFA), the world’s number one independent provider of data integration software, today announced financial results for the first quarter ended March 31, 2011.
“The secular technology trends of cloud computing and big data are expanding our addressable market as well as elevating the critical role of data integration within the IT infrastructure,” said Sohaib Abbasi, chairman and CEO, Informatica. “Our first quarter results are yet further evidence that Informatica’s value proposition aligns well with the top priorities of our customers. In these uncertain times of change, data integration matters more than ever.”
Financial Highlights for the First Quarter Ended March 31, 2011
Total revenues for the first quarter of 2011 were a record $168.0 million, an increase of 24 percent from $135.1 million recorded in the first quarter of 2010. License revenues were $71.5 million, an increase of 30 percent from the $55.0 million recorded in the first quarter of 2010.

Income from operations for the first quarter of 2011, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $31.9 million, up 114 percent from $14.9 million in the first quarter of 2010.
GAAP net income for the first quarter of 2011 was $21.9 million or $0.20 per diluted share, up over 66 percent from $11.8 million or $0.12 per diluted share in the first quarter of 2010. For the three-month periods ended March 31, 2011 and March 31, 2010, respectively, earnings per diluted share is calculated on an “if converted” basis, including the add-back of $0.8 million and $1.0 million of interest and convertible notes issuance cost amortization, net of applicable income taxes.
Non-GAAP income from operations for the first quarter of 2011 was $44.6 million, up 48 percent from $30.2 million in the first quarter of 2010. Non-GAAP net income for the first quarter of 2011 was $30.9 million or $0.28 per diluted share, up over 33 percent from $21.1 million or $0.21 per diluted share in the first quarter of 2010. Non-GAAP income from operations and non-GAAP net income exclude charges and tax benefits related to the amortization of acquired technology and intangible assets, facilities restructurings, acquisitions and other expenses, investment gains and stock compensation. A reconciliation of GAAP results to non-GAAP results is included below.
Additional Highlights Since January 2011:
•	Signed Repeat Business with 252 Customers. Customers continue to derive considerable value from their investments in Informatica solutions. Repeat customers included: Best Buy Europe, Express Scripts, John Wiley & Sons, Logitech, McGraw-Hill Companies, Schneider Electric Industries and Vale.

•	Added 68 New Customers. Informatica increased its customer base this quarter to 4,350 companies. New customers included: Art.com, Cannery Casino Resorts, DineEquity, Dunnhumby, Leaf Holland, PKO Bank Polski, and UltraTech Cement.

•	Announced Partnership with NetSuite to Deliver First Cloud Two-Tier ERP Solution. Combining Informatica’s enterprise data integration with NetSuite’s cloud

ERP suites, global companies can extend and integrate their on-premise enterprise systems with cloud-based ERP solutions for their regional subsidiaries and divisions.
•	Informatica Customer LMAX Won “Best Trading System” Award. LMAX was recognized at the prestigious Financial Services Technology Awards event in London as the “Best Trading System” for its multilateral trading facility powered by Informatica Ultra Messaging.

•	Named a Finalist in Two Categories of the Software & Information Industry Association’s 26th Annual CODiE Awards. Informatica Cloud has been named a Finalist for Best Cloud Management Solution and Best Integration Solution. By being named a finalist in the annual industry peer-reviewed awards, Informatica has been recognized for its outstanding achievement, innovation and vision in the software and information industry.

•	Awarded “Best Of The Best” Status In Annual Industry Benchmark. Informatica Professional Services was ranked in the top five percent of Professional Services organizations in the annual Service Performance Insight (SPI) Research’s 2011 Professional Services Maturity Model Benchmark Survey. SPI Research conducts an annual benchmark to measure performance against industry leaders.

•	Named Finalist in the Fifth Annual Stevie Awards for Sales and Customer Service 2011. Informatica Global Customer Support was a finalist in the Innovation in Customer Service category. The awards honor customer service and sales professionals that display outstanding performance in the workplace, highlighting the results achieved for their customers.
Conference Call and Webcast
Informatica will discuss its first quarter 2011 results on a conference call today beginning at 2:00 p.m. PDT. A live webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing 706-645-9291, reservation number 57566284.

About Informatica
Informatica Corporation (NASDAQ: INFA) is the world’s number one independent provider of data integration software. Organizations around the world turn to Informatica to gain a competitive advantage in today’s global information economy with timely, relevant and trustworthy data for their top business imperatives. Worldwide, 4,350 enterprises rely on Informatica for data integration and data quality solution to access, integrate and trust their information assets held in the traditional enterprise, off premise and in the Cloud. For more information, call +1 650-385-5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com.
Non-GAAP Financial Information
To supplement Informatica’s condensed consolidated financial statements prepared and presented on a GAAP basis, Informatica uses non-GAAP financial measures of income from operations, net income and net income per share. These measures are adjusted from income from operations, net income or net income per share prepared in accordance with GAAP to exclude the charges and expenses discussed above. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for, or superior to, income from operations, net income or net income per share prepared in accordance with GAAP.
Informatica believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its financial performance, its financial and operational decision making, and as a means to evaluate period to period comparisons. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Informatica’s performance, by excluding certain expenses and expenditures such as non-cash charges and discrete charges that are infrequent in nature, such as charges related to acquisitions, that may not be indicative of its underlying operating results. In addition, Informatica believes these non-GAAP financial measures are useful to investors because they allow for greater transparency into the indicators used by management as a basis for its financial and operational decision making. Informatica believes that the disclosure of these non-GAAP financial measures provides consistency and comparability of its recent financial results with its historical financial results, as well as to the operating results of similar companies in Informatica’s industry, many of which present similar non-GAAP financial measures to investors. As an example, Informatica believes that it enhances comparability with similar companies’ operating results by excluding stock compensation in its non-GAAP financial measures because of the different types of stock-based awards that companies may grant and because ASC 718 (“Stock Compensation”) allows companies to use different valuation methodologies and subjective assumptions. In addition, Informatica believes that both management and investors benefit from referring to these non-GAAP financial measures when planning, analyzing and forecasting future periods.
There are a number of limitations related to these non-GAAP financial measures: (1) the non-GAAP measures exclude some costs that are recurring, particularly stock compensation, and we believe that stock compensation will continue to be a significant recurring expense for the foreseeable future; because stock compensation is an important part of our employees’ compensation, such payments can impact their performance; and (2) the items we exclude in our non-GAAP measures may differ from the components our peer companies exclude when they report their non-GAAP measures. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP measures and evaluating non-GAAP measures together with the corresponding measures calculated in accordance with GAAP.
Forward Looking Statements
This press release contains forward-looking statements, including those relating to the expansion of our markets and the critical role of data integration. Such statements involve risks and uncertainties, and actual results may differ materially from the results described in this press release. The potential risks and uncertainties that could cause actual results to differ include, among others, risks related to competition with larger companies that have longer operating histories or greater financial, technical, marketing, and other resources; and uncertainty in the state of IT spending and the growth of the market for data integration solutions in general. Additional risks and uncertainties are included under the caption “Risk Factors” in Informatica’s Annual Report on Form 10-K for the year ended December 31, 2010, which has been filed with the SEC and is available on our investor relations website at http://www.informatica.com. All information provided in this release is as of April 21, 2011 and Informatica undertakes no duty to update this information.
# # #
Note: Informatica, Informatica Ultra Messaging and Informatica Cloud are trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2011	2010
Revenues:
License	$71,501	$55,047
Service	96,531	80,083

Total revenues	168,032	135,130

Cost of revenues:
License	1,441	965
Service	27,314	23,057
Amortization of acquired technology	4,293	2,772

Total cost of revenues	33,048	26,794

Gross profit	134,984	108,336

Operating expenses:
Research and development	30,587	23,578
Sales and marketing	59,582	51,419
General and administrative	12,038	11,408
Amortization of intangible assets	2,081	2,710
Facilities restructuring charges	510	656
Acquisitions and other	(1,702)	3,649

Total operating expenses	103,096	93,420

Income from operations	31,888	14,916
Interest and other income (expense), net	(1,617)	1,351

Income before income taxes	30,271	16,267
Income tax provision	8,362	4,473

Net income	$21,909	$11,794

Basic net income per common share	$0.23	$0.13

Diluted net income per common share (1)	$0.20	$0.12

Shares used in computing basic net income per common share	96,858	90,748

Shares used in computing diluted net income per common share	112,318	107,374

(1)	Diluted EPS is calculated under the “if converted” method for the three months ended March 31, 2011 and 2010. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $0.8 million and $1.0 million for the three months ended March 31, 2011 and 2010, respectively.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31,	December 31,
	2011	2010
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$323,912	$208,899
Short-term investments	228,803	262,047
Accounts receivable, net of allowances of $3,618 and $4,289, respectively	91,635	147,534
Deferred tax assets	19,566	22,664
Prepaid expenses and other current assets	37,590	32,321

Total current assets	701,506	673,465

Property and equipment, net	9,259	9,866
Goodwill and intangible assets, net	468,226	478,653
Long-term deferred tax assets	27,598	18,314
Other assets	6,140	9,343

Total assets	$1,212,729	$1,189,641

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable and other current liabilities	$80,302	$112,462
Accrued facilities restructuring charges	18,977	18,498
Deferred revenues	181,846	172,559
Convertible senior notes	—	200,693

Total current liabilities	281,125	504,212

Accrued facilities restructuring charges, less current portion	16,847	20,410
Long-term deferred revenues	6,425	6,987
Long-term deferred tax liabilities	275	311
Long-term income taxes payable	15,070	12,739

Stockholders’ equity	892,987	644,982

Total liabilities and stockholders’ equity	$1,212,729	$1,189,641

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2011	2010
Operating activities:
Net income	$21,909	$11,794
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,468	1,829
Allowance for (recovery of) doubtful accounts	(517)	63
Gain on sale of investment in equity interest	—	(1,824)
Stock-based compensation	7,512	5,482
Deferred income taxes	(337)	(632)
Tax benefits from stock-based compensation	5,476	4,189
Excess tax benefits from stock-based compensation	(5,397)	(3,325)
Amortization of intangible assets and acquired technology	6,374	5,482
Non-cash facilities restructuring charges	510	656
Other non-cash items	(1,702)	(6)
Changes in operating assets and liabilities:
Accounts receivable	56,416	42,099
Prepaid expenses and other assets	(6,076)	2,403
Accounts payable and other current liabilities	(26,892)	(18,924)
Income taxes payable	(2,187)	(5,276)
Accrued facilities restructuring charges	(3,553)	(3,604)
Deferred revenues	8,725	2,776

Net cash provided by operating activities	61,729	43,182

Investing activities:
Purchases of property and equipment	(605)	(1,300)
Purchases of investments	(58,112)	(42,569)
Purchase of investment in equity interest	—	(1,500)
Sale of investment in equity interest	—	4,824
Maturities and sales of investments	90,893	145,365
Business acquisitions, net of cash acquired	—	(168,777)

Net cash provided by (used in) investing activities	32,176	(63,957)

Financing activities:
Net proceeds from issuance of common stock	17,060	13,785
Repurchases and retirement of common stock	(3,181)	—
Redemption of convertible senior notes	(4)	—
Withholding taxes related to restricted stock units net share settlement	(2,659)	(1,108)
Excess tax benefits from stock-based compensation	5,397	3,325

Net cash provided by financing activities	16,613	16,002

Effect of foreign exchange rate changes on cash and cash equivalents	4,495	(2,400)

Net increase (decrease) in cash and cash equivalents	115,013	(7,173)
Cash and cash equivalents at beginning of period	208,899	159,197

Cash and cash equivalents at end of period	$323,912	$152,024

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2011	2010
Total revenues	$168,032	$135,130

Operating income:

GAAP operating income	$31,888	$14,916

Percentage of GAAP operating income to total revenues	19.0%	11.0%

Plus:
Amortization of acquired technology — Cost of revenues	4,293	2,772
Amortization of intangible assets — Operating expenses	2,081	2,710
Facilities restructuring charges — Operating expenses	510	656
Acquisitions and other — Operating expenses	(1,702)	3,649
Stock-based compensation — Cost of revenues	864	662
Stock-based compensation — Research and development	2,399	1,609
Stock-based compensation — Sales and marketing	2,409	1,773
Stock-based compensation — General and administrative	1,840	1,438

Non-GAAP operating income	$44,582	$30,185

Percentage of Non-GAAP operating income to total revenues	26.5%	22.3%

Net income:

GAAP net income	$21,909	$11,794

Plus:
Amortization of acquired technology — Cost of revenues	4,293	2,772
Amortization of intangible assets — Operating expenses	2,081	2,710
Facilities restructuring charges — Operating expenses	510	656
Acquisitions and other — Operating expenses	(1,702)	3,649
Stock-based compensation — Cost of revenues	864	662
Stock-based compensation — Research and development	2,399	1,609
Stock-based compensation — Sales and marketing	2,409	1,773
Stock-based compensation — General and administrative	1,840	1,438
Gain on sale of investment in equity interest	—	(1,824)
Income tax adjustments	(3,677)	(4,169)

Non-GAAP net income	$30,926	$21,070

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2011	2010
Diluted net income per share: (1)

Diluted GAAP net income per share	$0.20	$0.12
Plus:
Amortization of acquired technology	0.04	0.03
Amortization of intangible assets	0.02	0.03
Facilities restructuring charges	—	0.01
Acquisitions and other	(0.02)	0.03
Stock-based compensation	0.07	0.05
Gain on sale of investment in equity interest	—	(0.02)
Income tax adjustments	(0.03)	(0.04)

Diluted Non-GAAP net income per share	$0.28	0.21

Shares used in computing diluted Non-GAAP net income per share	112,318	107,374

(1)	Diluted EPS is calculated under the “if converted” method for the three months ended March 31, 2011 and 2010. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $0.8 million and $1.0 million for the three months ended March 31, 2011 and 2010, respectively.